CONSENT AND AMENDMENT NO. 10
                    Dated as of June 30, 1995
                               to
                RESTATED AND AMENDED CREDIT AGREEMENT
                    Dated as of July 27, 1992

          This Consent and Amendment No. 10 ("Amendment") dated as of June 30, 1995 is entered into among VSI Corporation, a Delaware corporation ("VSI"), Fairchild Industries, Inc., a Delaware corporation ("FII"), RHI Holdings, Inc., a Delaware corporation ("RHI") and the undersigned "Senior Lenders" (as defined in the Credit Agreement identified below). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

          PRELIMINARY STATEMENT. VSI, FII, RHI, the Senior Lenders, the Agents, and the Administrative Agent are parties to that certain Restated and Amended Credit Agreement dated as of July 27, 1992, as amended (the "Credit Agreement"). VSI has requested the amendment of the Credit Agreement in certain respects as more particularly described in the letter dated August 15, 1995, a copy of which is attached hereto as Exhibit 1 and made a part hereof (the "Amendment Request") and RHI, FII and VSI have requested the consent of their respective Requisite Senior Lenders to certain cash capital contributions to FII and VSI and the use by VSI thereof for Consolidated Capital Expenditures, as more particularly described in the Amendment Request.

          Subject to the terms and conditions stated herein, (i) the undersigned Senior Lenders of VSI, FII and RHI comprising at least the Requisite Senior Lenders of VSI, FII and RHI, respectively, have agreed to further amend the Credit Agreement as set forth in Section 1 hereof and (ii) the Senior Lenders of FII comprising at least the Requisite Senior Lenders of FII, the Senior Lender of RHI, and the Senior Lenders of VSI comprising at least the Requisite Senior Lenders of VSI have agreed to consent to certain matters as described in Section 2 hereof.

          SECTION 1.  Amendments to the Credit Agreement.
Effective as of June 30, 1995, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit
Agreement is hereby amended as follows:

          1.1 Article IX is amended to add the following provision at the end thereof:

          SECTION 9.13 TFC/RHI Consolidated Liquidity. RHI shall deliver to the Administrative Agent and the Senior Lenders, within ten (10) days after the end of each fiscal quarter of each Fiscal Year, commencing with the fiscal quarter ending on December 31, 1995, an Officers' Certificate of RHI in the form attached to Amendment No. 10 to this Agreement as Exhibit 2 setting forth the calculation of the sum of the amounts set forth in Section 14.01(r) for such fiscal quarter.

          1.2 Section 12.07 is amended to delete that portion of the schedule of covenant test dates commencing with Fourth
Quarter, 1995 and ending with Fourth Quarter, 1996 in its entirety and substitute the following therefor:

          Fourth Quarter, 1995           60,000,000

          First Quarter, 1996            60,000,000
          Second Quarter, 1996           65,000,000
          Third Quarter, 1996            70,000,000
          Fourth Quarter, 1996           80,000,000


          1.3 Section 14.01 is amended to add the following provisions at the end thereof:

          (q) Sale of Fairchild Communications Services Company; Equity and Debt Offerings. VSI and/or Fairchild Communications Services Company shall have failed to notify the Administrative Agent in writing on or before October 31, 1995 that the appropriate Borrower or Subsidiary of a Borrower has engaged one or more investment bankers of recognized national standing with respect to accomplishing and consummating an initial public offering of equity securities and/or a public offering of debt securities of Fairchild Communications Services Company, or a Subsidiary of FII or VSI holding the equity securities or assets of Fairchild Communications Services Company, and a public offering of debt securities of a Subsidiary of FII or VSI holding directly or indirectly those assets which comprise VSI's D-M-E division.

          (r) TFC/RHI Consolidated Liquidity. The sum, as of any given date of determination, of (i) the amount of consolidated Cash and Cash Equivalents of TFC and RHI plus (ii) that portion of the VSI Directed Reduction Amount then available for borrowing and permitted to be transferred or remitted to RHI minus (iii) the amount of Cash and Cash Equivalents of TFC and RHI which is then required to secure Contractual Obligations of TFC or RHI (a) as of December 31, 1995 shall be less than $30,000,000 or (b) as of March 31, 1996 or the last day of each fiscal quarter of TFC thereafter shall be less than $10,000,000.

          (s) VSI Default as to Publicly Held Indebtedness of Affiliates. If such Borrower is VSI, (i) TFC shall fail to make any payment when due on any Indebtedness of TFC owing with respect to its (A) 12 1/4% Senior Subordinated Notes due 1996,
(B) 12% Intermediate Subordinated Debentures due 2001, (C) 13 1/8% Subordinated Debentures due 2006, or (D) 13% Junior Subordinated Debentures due 2007, (ii) RHI shall fail to make any payment when due on any Indebtedness of RHI owing with respect to the Senior Subordinated Debentures, or (iii) FII shall fail to make any payment when due on any Indebtedness of FII owing with respect to the FII Senior Notes; or any breach, default or event of default shall occur under any instrument, agreement or indenture pertaining to any Indebtedness described in clause (i),
(ii), or (iii) above, if the effect thereof (with or without the giving of notice or lapse of time or both) is to accelerate (as distinguished from imposing a requirement to offer to purchase), or permit the holder(s) of such Indebtedness to accelerate (as distinguished from imposing a requirement to offer to purchase), the maturity of any such Indebtedness.

          SECTION 2.  Consents.

          2.1 The undersigned Senior Lender of RHI hereby consents to RHI's cash contribution, in exchange for FII Series B Preferred, to FII of the amount required, not to exceed $500,000, by VSI to make the incremental Consolidated Capital Expenditures referenced in the parenthetical exception to the provisions of clause (i)(A) of the proviso at the end of Section 11.14 of the Agreement and the undersigned Senior Lenders of FII hereby consent to the contribution of such amount received by FII as aforesaid to VSI as paid-in capital; provided that (i) such amount received by VSI is used to make Consolidated Capital Expenditures for the Fiscal Year ending in 1995 and (ii) the FII Series B Preferred issued in exchange for such capital contribution is pledged to secure the FII Senior Notes under the Senior Note Collateral Documents.

          2.2 The undersigned Senior Lenders of VSI hereby consent to VSI's use of up to $500,000 received by VSI as a cash contribution from FII to VSI's paid-in capital, as referenced in
Section 2.1 above, to make Consolidated Capital Expenditures for the Fiscal Year ending in 1995 in excess of the amount that would otherwise be permissible pursuant to clause (A) of the proviso included in Section 11.14 of the Credit Agreement.

         SECTION 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of June 30, 1995 if, and only if, (i) the Administrative Agent shall have received on or before September 15, 1995, (a) a facsimile or original executed copy of this Amendment executed by RHI, FII, VSI, and Senior Lenders comprising at least the Requisite Senior Lenders of each of RHI, FII and VSI and (b) a facsimile or original executed copy of a Reaffirmation Agreement and Acknowledgment in the form attached hereto as Exhibit 3 executed by the parties referenced therein and (ii) the Administrative Agent shall have received on September 15, 1995, for the benefit of each Senior Lender executing and delivering this Amendment on or before such date, payment of a fee in the amount of one-quarter of one percent (0.25%) of the sum of (a) the Facility G Commitment of such Senior Lender plus (b) the outstanding principal balance as of September 15, 1995 of the Series VII Term Loans payable to such Senior Lender plus (c) the outstanding principal balance as of September 15, 1995 of the Series VIII Term Loans payable to such Senior Lender.

          SECTION 4. Representations and Warranties. RHI, FII and VSI hereby represent and warrant as follows:

          4.1 This Amendment and the Credit Agreement as previously executed and amended and as amended hereby constitute legal, valid and binding obligations of RHI, FII and VSI and are enforceable against RHI, FII and VSI in accordance with their terms.

          4.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

          4.3 Upon the effectiveness of this Amendment, RHI, FII and VSI each hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

          SECTION 5.  Reference to and Effect on the Credit
Agreement.

          5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          5.2  Except as specifically amended above, the Credit
Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Governing Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

          SECTION 8.  Headings.  Section headings in this
Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              FAIRCHILD INDUSTRIES, INC.
                              By:  Karen L. Schneckenburger
                              Title:  Treasurer

                              VSI CORPORATION
                              By: Karen L. Schneckenburger
                              Title:  Treasurer

                              RHI HOLDINGS, INC.
                              By:  Karen L. Schneckenburger
                              Title:  Treasurer
                              CITICORP NORTH AMERICA, INC.
                              By: Emily Rosensheck
                              Title:  Vice President

                              BANK OF NOVA SCOTIA
                              By:  A. S. Norsworthy
                              Title:  Assistant Agent

                              NATIONSBANK, N.A.
                              By:  John D. Mindnick
                              Title:  Senior Vice President

                              GENERALE BANK NEW YORK
                              By: Eddie Matthews
                              By: F. Mauchant
                              Title:  Senior Vice President

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED, CHICAGO BRANCH
                              By:  Brady S. Sadek
                              Title:  Vice President & General
                                      Manager


                              THE MITSUBISHI BANK, LIMITED
                              By:  Toshinori Yagura
                              Title:  General Manager

                              CANADIAN IMPERIAL BANK OF COMMERCE
                              By:  Mary Kate Miller
                              Title:  Authorized Signatory

                              PILGRIM PRIME RATE TRUST
                              By:  Kathleen Lenarici
                              Title:  Assistant Portfolio Manager

                              UNION BANK
                              By:  Patrick M. Cassidy
                              Title:  Vice President

                              WELLS FARGO BANK, N.A.
                              By:  Linda Spradling
                              Title:  Vice President

                              SENIOR DEBT PORTFOLIO
                              By:   Jeffrey S. Garner
                              Title:  Vice President

                              CAISSE NATIONALE DE CREDIT AGRICOLE
                              By: David Bouhl, F.V.P.
                              Title:  Head of Corporate Banking
                                      Chaicago

                              EXHIBIT 1
                      to Consent and Amendment No. 10
                       Dated as of June 30, 1995

                          AMENDMENT REQUEST



                               Attached

                                EXHIBIT 2
                      to Consent and Amendment No. 10
                       Dated as of June 30, 1995


     FORM OF TFC/RHI CONSOLIDATED LIQUIDITY OFFICERS' CERTIFICATE


To:  Citicorp North America, Inc.,
     as Administrative Agent and
     the Senior Lenders under the
     Restated and Amended Credit
     Agreement dated as of July 27, 1992
     (the "Credit Agreement")

Dated:     [insert date]


     The undersigned hereby certifies that the calculation set forth below evidencing compliance with Section 14.01(r) of the Credit Agreement is complete and accurate as of the fiscal quarter of The Fairchild Corporation ending on ________, 199_.


     TFC/RHI consolidated Cash and
     Cash Equivalents                        $____________

       plus

     Non-Restricted VSI Directed
     Reduction Amount                        $____________

        minus

     Restricted Cash and Cash Equivalents
     of TFC/RHI                             ($____________)


                                            $_____________



_____________________
Name:
Title:

                             EXHIBIT 3
                     to Consent and Amendment No. 10
                       Dated as of June 30, 1995




         FORM OF REAFFIRMATION AGREEMENT AND ACKNOWLEDGMENT



                                Attached
AMENDMEN.10   September 15, 1995